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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): August 23, 2001




                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Florida                        0-21835                 59-2754337
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)





    1500 West University Parkway
           Sarasota, Florida                                        34243
                                                                  ----------
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code: 941-362-1200

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ITEM 5.           OTHER EVENTS.

PRESS RELEASE

         On August 23, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the declaration of a $0.04 per share dividend to shareholders of record as of September 30, 2001.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
      Number                    Exhibit Description
      ------                    -------------------
       99.1          Press Release of the Registrant dated August 23, 2001.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SUN HYDRAULICS CORPORATION



                                      By:    /s/ Richard J. Dobbyn
                                         ---------------------------------------
                                            Richard J. Dobbyn
                                            Chief Financial Officer (Principal
                                            Financial and Accounting Officer)

Dated:   August 23, 2001


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                                  EXHIBIT INDEX
      Exhibit
      Number                         Exhibit Description
      ------                         -------------------
       99.1          Press Release of the Registrant dated August 23, 2001.



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